UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026 (February 4, 2026)
___________________________________
Gemini Space Station, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Nevada (State or other jurisdiction of incorporation or organization)	001-42836 (Commission File Number)	33-3263417 (I.R.S. Employer Identification Number)
600 Third Avenue, 2nd Floor New York, NY 10016[1]
(Address of principal executive offices) (Zip code)
(646) 751-4401
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	GEMI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     ☐
1 We use this address for receiving mail and correspondence to our principal executive office located in New York, NY.

Item 2.05    Costs Associates with Exit or Disposal Activities.
On February 4, 2026, Gemini Space Station, Inc. (“Gemini,” the “Company,” “we,” or “us”) approved a plan to exit and wind down its operations in the United Kingdom, the European Union and other European jurisdictions, and Australia as part of a broader initiative to reduce operating expenses and support the Company’s path to profitability (the “Plan”). The Company’s business will continue operating in the United States and Singapore. The Plan is expected to include a reduction in force of up to 200 global employees, including employees in Europe, the United States, and Singapore, and representing approximately 25% of the Company’s total global workforce as of February 4, 2026. The Company expects the Plan to be substantially completed in the first half of 2026, subject to applicable local law and consultation requirements.

In connection with the Plan, the Company currently estimates that it will incur pre-tax restructuring and related charges of approximately $11 million, substantially all of which are expected to result in cash expenditures. These charges are expected to consist of employee-related costs, including severance payments, notice pay (where applicable), and employee benefits and related costs, as well as other exit and disposal costs (including, as applicable, facility exit costs, contract termination costs, and professional fees). The Company expects to recognize substantially all of these charges in the first quarter of 2026, subject to the timing of actions taken under the Plan and applicable local law and consultation requirements.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law and consultation requirements in various jurisdictions, and actual amounts may differ materially from estimates. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur in connection with the Plan.

Item 7.01    Regulation FD Disclosure.

On February 5, 2026, the Company's co-founders, Cameron and Tyler Winklevoss issued a communication discussing the Plan on the Company’s blog, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

We use our Investor Relations website (investor.gemini.com), our blog (www.gemini.com/blog), press releases, public conference calls and webcasts, and our official social media channels, including our X account (@Gemini) and LinkedIn page, as means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Information disclosed through these channels may be deemed to be material information. Accordingly, we encourage investors, the media, and others to monitor these channels for information about us.

The information furnished with Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans and expectations related to the exit and wind down of its operations in Europe and other jurisdictions and the related reduction in force, including the timing and execution of such actions; the estimated range, nature, and timing of restructuring and related charges and cash expenditures; the expected impact of the restructuring actions on the Company’s operating expenses; and other statements regarding the Company’s future operations, financial condition, and prospects. Forward-looking statements are based on management’s current expectations, assumptions, and projections based on information available at the time the statements are made.

These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: the Company’s ability to successfully execute its business strategy and generate future profitability; the Company’s ability to implement the Plan on the anticipated timeline (or at all); the possibility that the anticipated cost savings may not be realized in the expected amounts or within the expected timeframes; potential adverse impacts on the Company’s business, results of operations, customer relationships, and employee retention; and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements..

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Blog Post, dated February 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI SPACE STATION, INC.
Date:	February 05, 2026
		By:	/s/ Dan Chen
		Name:	Dan Chen
		Title:	Chief Financial Officer